LICENSE AGREEMENT

         THIS AGREEMENT is made and entered into as of November 12, 1999, by and among Farm Stores Grocery, Inc., a Delaware corporation ("Licensor"), having its principal office at 5800 N.W. 74th Avenue, Miami, Florida 33166, and United Petroleum Corporation, and United Petroleum Group, Inc., both Delaware corporations (collectively, "UPET" or "Licensee"), and having their principal office at 2620 Mineral Springs Road, Suite A, Knoxville, TN 37917.


                             Preliminary Statements

         Licensor and its affiliates have been engaged in the convenience store business in the United States, operating both conventional walk-in convenience stores ("Walk-In Stores") and specialty retail grocery stores incorporating a double drive-through operating concept ("Drive-Thru Stores"). Licensor historically has identified the Walk-In Stores and Drive-Thru Stores and certain products sold in the Walk-In Stores and Drive-Thru Stores and identified on Exhibit A hereto (the "Branded Products") in the State of Florida by means of certain trade names, trademarks, service marks, trade dress, logos, emblems, and indicia of origin, including, but not limited to, the mark "FARM STORES" and such other trademarks and service marks, all as listed on Exhibit B attached hereto and incorporated herein (collectively, the "Marks"). Licensee is acquiring the Walk-In Stores from an affiliate of Licensor (the "Acquired Stores"), and in connection with this acquisition, Licensor is willing to grant a nonexclusive license in the Marks to Licensee for use in identifying the Walk-In Stores and the Branded Products that are sold in the Walk-In Stores, as well as any other walk-in convenience stores that the Licensee opens in accordance with the terms of this Agreement in the State of Florida and other parts of the United States of America (collectively, the "Additional UPET Stores;), and for the sale of Branded Products within the Licensed Stores, all subject to the terms and conditions in this Agreement.

         NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

I.       GRANT AND TERM OF LICENSE

         1.1 Grant; Definitions. The foregoing Preliminary Statement is hereby incorporated into and made a part of this Agreement. As used herein, (a) "Licensed Stores" means, collectively, the Additional UPET Stores and the Acquired Stores; (b) "affiliate" means, when used in reference to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with the specified Person; (c) "control" means the power to direct or cause the direction of the management and policies of a Person; (d) "Person" means any firm, association, partnership (whether general or limited), trust, corporation, limited liability company or other legal entities, including public or administrative bodies, or natural persons, (e) "Termination Event" means the termination of Jose P. Bared's ("Bared") employment by UPET for any reason or no reason, and (f) "Involuntary Termination Event" means the termination of Bared's employment with UPET by Bared without Good Reason (as defined in his employment agreement with UPET), or UPET's termination of, or failure to renew at the expiration of its term, Bared's employment by UPET without "cause" (as defined in Bared's employment agreement with UPET). During the Term, as defined in section 1.2, below, Licensee shall have the non-exclusive right, subject and pursuant to all of the terms and conditions of this Agreement, to use the Marks (a) to identify the name of the Licensed Stores on signs located at the premises of the Licensed Stores, (b) on promotional materials relating to the Licensed Stores, and (c) for display and sale in the Licensed Stores of the Branded Products. Except as set forth in the preceding sentence, Licensee shall not have the right, without obtaining the prior written consent of Licensor, which Licensor may withhold in its sole discretion, to use any of the Marks for any purpose whatsoever.

         1.2 Term. The term of this Agreement shall commence on the date of this Agreement ("Effective Date"), and except as otherwise provided herein, shall expire one (1) year after the Effective Date (this initial one-year period is sometimes referred to in this Agreement as the "Initial Term"). The term of this Agreement shall automatically, and without any action being required of either party, renew for successive one-year terms (each, a "Renewal Term"; and as used herein, "Term" means the Initial Term and all Renewal Terms); provided, however, that the Term shall be subject to termination as provided in this Agreement. Upon renewal of the Term, all of the terms and conditions set forth herein shall remain in force and effect.

         1.3 Fees. This license is royalty free, except as may be agreed by the parties after any Involuntary Termination Event.

II.      MARKS

         2.1 Representations. Licensor represents with respect to the Marks that:

                  (a) Licensor has registered the Mark "FARM STORES" with the United States Patent and Trademark Office and is the owner of United States Registration Nos. _______ for said Mark for use in connection with ________; and

                  (b) Licensor will take all steps reasonably necessary at Licensor's sole cost and expense to preserve and protect the ownership and validity of the Marks.

         2.2 Licensee Acknowledgments and Agreements. Licensee expressly understands, acknowledges and agrees that:

                  (a) Licensor is the owner of all right, title and interest in and to the Marks and all the goodwill associated with and symbolized by the Marks, and Licensor has the right to use the Marks and to authorize others to use the Marks.

                  (b) Neither Licensee's use of the Marks nor Licensee's acquisition of the Acquired Stores nor use of the Marks in connection with other Licensed Stores gives Licensee any ownership interest or other interest in or to the Marks, except the license granted by this Agreement;

                  (c) Any and all goodwill arising from Licensee's use of the Marks shall inure solely and exclusively to Licensor's benefit, and upon expiration or termination of the Term and the license granted herein, no monetary amount shall be assigned or paid to Licensee for any goodwill associated with Licensee's use of the Marks or otherwise;

                  (d) The right and license to use the Marks granted hereunder to Licensee is non-exclusive; and Licensor and its affiliates shall have and retain the rights, among others, on any terms and conditions as they deem advisable and without providing any rights therein to Licensee:

                           (i)   to use the Marks themselves;

                           (ii)  to  grant  other  licenses  for the  Marks,  in
                           addition to those licenses which may already be granted; provided, however, that notwithstanding any inconsistent provisions hereof, during the Term and after the occurrence of a Termination Event or (except as otherwise provided in this Agreement) an Involuntary Termination Event, the Licensor shall not grant any license to use the Marks in connection with the operation of a walk-in convenience store (as distinct from a drive-through store, or for uses for any purpose other than operation of a walk-in convenience store, for all of which Licensor may license the Marks without restriction hereunder); and

                           (iii) to develop and establish other stores using the same or similar Marks, or any other marks, and to grant licenses or other rights with respect thereto.

         2.3 Integrity of Marks. Licensee acknowledges that the Marks have become established in the trade and among the consuming public as representing not only high quality goods, but also indicating that the stores selling such goods are of good repute and integrity, and further acknowledges that it is in the mutual interest of the parties hereto to protect and foster the value and trade and consumer acceptance of the Marks; accordingly:

                  (a) Licensee shall use the Marks only in the manner authorized and permitted by Licensor pursuant to this Agreement;

                  (b) Licensee shall use the Marks only for the operation and promotion of the Licensed Stores and the sale of the Branded Products therein;

                  (c) Unless otherwise authorized or required by Licensor, Licensee shall not use the name "Farm Stores" or any of the other Marks with any prefix or suffix;

                  (d) Licensee's right to use the Marks is limited to the right to reproduce such Marks without change, modification or alteration in their design and appearance from that furnished by Licensor, and to such uses as are authorized under this Agreement, and any unauthorized use of the Marks shall constitute a material breach of this Agreement;

                  (e) Licensee shall not use the Marks as part of its corporate or other legal names; nor shall it use the Marks to incur any obligation or indebtedness on behalf of Licensor or Licensor's affiliates;

                  (f) Licensee shall identify itself as the owner (or lessee) of the Licensed Stores in conjunction with any of the Marks, including, without limitation, on promotional materials;

                  (g) Licensee shall not directly or indirectly contest the validity of Licensor's ownership of the Marks;

                  (h) Licensee shall clearly designate the Licensed Stores with the Marks in such manner as shall be approved by Licensor, or with a similar designation or designations as shall be approved by Licensor; and the decoration, layout, color scheme, furnishing and general physical presence of the Licensed Stores shall be at the expense of Licensee, but shall be subject to the approval of Licensor which approval shall not be unreasonably withheld;

                  (i) Licensee shall operate the Licensed Stores in compliance with this Agreement and in accordance with Licensor's standards for quality, appearance, cleanliness and service, as prescribed by Licensor from time to time in any and all manuals and training materials or as otherwise reasonably designated by Licensor to Licensee and in accordance with all applicable laws and regulations;

                  (j) Licensor shall have the right to require that one or more of its representatives be permitted to inspect all stores that are utilizing Marks from time to time at any time;

                  (k) Licensee shall not, without the approval of Licensor, occupy or use any Licensed Store displaying any Marks for any business other than a walk in convenience store business substantially similar to that historically operated at the Licensed Stores;

                  (l) Licensee shall purchase all Branded Products and all other products for sale in the Licensed Stores utilizing the Marks solely from suppliers who demonstrate, to the continuing satisfaction of Licensor, the ability to meet Licensor's standards of quality (including, as to dairy products, freshness) for Branded Products and such other items. Licensee shall perform such testing and other quality assurance procedures as Licensor may reasonably require to assure compliance with the foregoing, and shall permit Licensor to do so as well.

         2.4 Execution of Documents. Licensee shall cooperate with the Licensor in Licensor's maintenance of the Marks, and at the request of Licensor, shall execute any documents and provide Licensor with any specimens or materials required for the registration renewal and/or such similar maintenance of the Marks.

         2.5 Protection of Rights in Marks. Licensee shall promptly notify Licensor of any unauthorized use of the Marks, any challenge to the validity of the Marks, any passing-off or attempts to pass-off the goodwill associated with the Marks, or any challenge to Licensor's ownership of, or Licensee's right to use, the Marks, in each case of which Licensee becomes aware. Licensee acknowledges and agrees that (i) Licensor has the sole right to direct and control any dispute, administrative proceeding or litigation involving the Marks, including any settlement thereof, and (ii) Licensor has the right, but not the obligation, to take action against uses by others that may constitute infringement of the Marks, each at Licensor's expense. Licensor shall be entitled to any and all damages collected in any such action. If Licensor elects not to take action against any infringement of the Marks by third parties outside the State of Florida, Licensee shall have the right (at its expense) to commence any action to enjoin or recover damages by reason of any such infringement of the Marks, provided that it receives an opinion of experienced intellectual property counsel that such action is advisable in order to protect the Marks in such jurisdiction. If Licensee prosecutes such an action in accordance therewith, it shall be entitled to retain any damages awarded.

                  (a) Provided that Licensee has used the Marks only in accordance with this Agreement, and that Licensee provides Licensor with prompt notice of any claim, suit, demand or penalty, Licensor will defend, indemnify and hold harmless Licensee, at Licensor's expense, against any and all judgments settlements, penalties, losses, liabilities, claims, suits, damages, costs and expenses (including attorney's fees) involving the ownership, validity or right to use the Marks arising out of Licensee's permitted use thereof within the State of Florida, and Licensor shall have the right to control the defense of and settle any such matter. Outside of the State of Florida, Licensor shall have the option to defend such infringement actions as set forth above, or make any other arrangements it deems to be appropriate (including without limitation, requiring Licensee to cease or restrict use of the Marks in a certain territory) in connection therewith. In the event that Licensee has not used the Marks in accordance with this Agreement, Licensor may, at Licensor's option, defend Licensee, at Licensor's expense, against such third party claims, suits or demands, but Licensor shall not be obligated to do so.

                  (b) In the event of any litigation relating to the ownership, validity or right to use the Marks, Licensee agrees to execute any and all documents and to do such acts as may, in Licensor's reasonable opinion, be necessary to carry out such defense or prosecution, including, but not limited to, becoming a nominal party to any legal action. Licensor shall not be required to consult with Licensee or Licensee's counsel in connection with any such litigation, unless Licensor names Licensee a nominal party to such action.

III.     PROMOTION

         3.1 Promotional Materials. Recognizing the value of promotion and the importance of the goodwill and public image of the Marks, Licensor may from time to time provide to Licensee, as Licensor deems appropriate, promotional plans and materials which Licensor has developed.

         3.2      License Promotions.

                  (a) All promotion by Licensee in any medium which contain or refer to the Marks shall be conducted in a dignified manner and shall conform to the standards and requirements of Licensor as set forth in any manuals and other materials provided by Licensor to Licensee. Licensee shall submit to Licensor its promotional and public relations plans and materials which contain or refer to the Marks for a twelve month period, on an annual basis. Licensee shall obtain Licensor's prior approval of all promotional and public relations plans and materials which contain or refer to the Marks that Licensee desires to use. Licensor shall provide the approval or disapproval of such plans and materials within 30 days of receipt of all related documents, and if disapproved, shall state with specificity the reasons therefor. Licensee shall use no such plans or materials until they have been approved by Licensor, and shall promptly discontinue use of any promotional plans or materials upon reasonable notice from Licensor.

                  (b) In all promotion, Licensee shall use the Marks only in accordance with the terms and conditions of this Agreement. Licensee shall display the Marks in the manner prescribed by Licensor on all signs and other promotional materials.

IV.      SUBLICENSING

         4.1 Licensor Consent Required. Licensee shall not grant any sublicense to use any of the Marks, or otherwise grant any other right in the Marks, without the prior written consent of Licensor, which Licensor may withhold in its sole and absolute discretion.

         4.2 Conditions.  If Licensee shall sublicense any Marks, then

                  (a) Licensee shall ensure that the sublicense provides that the sublicensee is bound by all of Licensee's representations, warranties and covenants in this Agreement;

                  (b) The terms and conditions of the Sublicense Agreement shall be subject to the approval of Licensor;

                  (c) Licensee shall enforce all of the terms and conditions of the sublicense agreement in a timely and proper manner, including, but not limited to, enforcing the proper usage and presentation of the Marks, compliance with Licensor's standards of quality and service, and adherence to the manuals and other materials designed to promote quality and good service provided Licensee by Licensor.

V.       CONFIDENTIALITY AND NON-DISCLOSURE OBLIGATIONS

         5.1      Definitions.

                  (a) "Confidential Information" shall mean all information concerning Licensor, the Marks (but excluding the Marks, themselves), Licensor's business and manuals, and all other information provided by or on behalf of Licensor to Licensee, except for the information excluded in subsection 5.1(c).

                  (b) Confidential Information shall include, without limitation, (i) the terms and provisions of this Agreement;
                  (ii) Licensor's methods and systems of operation and otherwise, including but not limited to operating manuals, to the extent Licensee may become familiar with or have possession, custody or control of such; (iii) technical memoranda and data; (iv) research; (v) manuals; (vi) reports and  memoranda;  (vii) new product  and  service  development;
                  (viii) other intellectual property and all draft or proposed applications for registrations thereof; (ix) comparative analyses of competitive products; (x) services and operating procedures; (xi) prices charged and paid by Licensor; (xii) emails and other electronic data transmitted by or on behalf of Licensor; and (xiii) information, data or documents that Licensor designates as trade secrets or as confidential, whether or not any of the foregoing qualify as "trade secrets" under applicable law.

                  (c) Confidential Information shall not include (i) information that is or becomes generally known to the public other than through disclosure (whether deliberate or inadvertent) by
                  Licensee,  and  (ii)  information  disclosed  in  judicial  or administrative proceedings to the extent that Licensee is legally compelled to disclose such information, provided that Licensee shall have given Licensor prior written notice of such required disclosure and shall have used its best efforts, and afforded Licensor the opportunity, to obtain an appropriate protective order or other assurance satisfactory to Licensor of confidential treatment for the information required to be disclosed.

         5.2      Non-Disclosure.

                  (a) During the Term of this Agreement and for 10 years thereafter, Licensee shall treat all Confidential Information confidentially, and shall not communicate, divulge, disclose, reveal, or use to or for the benefit of any person or entity, other than Licensor, any Confidential Information; provided that Licensee may disclose Confidential Information to Licensee's employees, directors, officers, representatives and advisors who need to know such information as an incident to performing Licensee's obligations hereunder.

                  (b) Licensee shall at all times treat all manuals and other written materials provided by Licensor, and the information contained therein, as Confidential Information, and shall use all reasonable efforts to maintain such information secret and confidential. Licensee shall not, at any time, without Licensor's prior written approval, copy, duplicate, record, or otherwise make any such manuals or other Confidential Information available to any person not authorized by this Agreement. All Confidential Information shall at all times remain the sole property of Licensor, and shall at all times be kept in a secure place.

                  (c) Upon any termination of this Agreement, Licensee shall immediately return to Licensor, or, at Licensor's written request, destroy, all Confidential Information in its possession, copies of all materials relating to the Mark and operations of the Licensed Stores provided by or on behalf of Licensor, including, without limitation, all manuals and employee training information. Confidential Information in computer code or other electronic form shall be deleted from all computers, lap tops and similar devices, disks and other electronic media to which Licensee has access; provided that, at Licensor's written request, Licensee shall print and return to Licensor hard copies of any such information prior to its destruction.

         5.3 Scope of Responsibility. Licensee shall be responsible for any breach of this Article V by any of its employees, directors, officers, representatives or advisors and other parties to whom Licensee discloses Confidential Information as permitted hereby or otherwise, and agrees, at Licensee's sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain its employees, directors, officers, representatives, advisors and such parties from prohibited or unauthorized disclosure or use of any Confidential Information.

VI.      TRANSFERS OF INTEREST; TERMINATION EVENTS

         6.1 Licensor Transfers Permitted. Licensor shall have the right to transfer or assign this Agreement and all or any part of its rights or obligations herein to any person or entity, and agrees to advise Licensee immediately of the effective date of such transfer or assignment and of the name and address of such transferee or assignee.

         6.2 Licensee Transfers Restricted. Licensee understands and acknowledges that the rights and duties set forth in this agreement are personal to Licensee, and that Licensor has granted the rights hereunder in reliance on Licensee's business skill and reputation. Accordingly, neither Licensee, nor any immediate or remote successor to any part of Licensee, nor any individual, partnership, corporation or other legal entity which directly or indirectly owns any interest in Licensee, shall sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber, without the prior written consent of Licensor (which consent may be withheld in Licensor's sole discretion), any direct or indirect interest in this Agreement, or the rights and obligations hereunder. Any purported assignment or transfer not having the prior written approval of Licensor shall be a material breach of this Agreement by Licensee and shall otherwise be null and void.

         6.3 Effect of Involuntary Termination Event. If an Involuntary Termination Event shall have occurred, then

                  (a) the license rights provided to Licensee hereunder shall become applicable only as to use of the Marks for Licensed Stores within the Metropolitan Statistical Areas ("MSAs") in which the Marks are then being actively used by Licensee as previously permitted hereunder (the "Active MSAs");

                  (b) the Licensee shall be permitted to use the Marks in connection with Additional UPET Stores without payment of a fee only if the Additional UPET Stores are located within Active MSAs.

                  (c) the Licensor shall not license other parties to use the Marks for the operation of walk-in convenience stores (other than the Licensee) for a period of 2 years after the Involuntary Termination Event;

                  (d) the Licensor shall not, after the expiration of the 2 year period set forth in (c), above, grant a license to any operator of walk-in convenience stores to use the Marks in any area other than the Active MSAs (the "Non-UPET MSAs"), unless Licensor first gives Licensee a notice to offer such a license to Licensee. Such notice shall specify the terms (including the license fee) to govern such proposed license and the Non-UPET MSAs in which such license will be valid. If Licensee does not accept such terms within 15 days after Licensor's notice as aforesaid, then the Licensor shall be free to grant such license to any third party, provided that the license is limited to the Non-UPET MSAs identified in Licensor's notice and governed by terms not less favorable to Licensor than those set forth in Licensor's notice.

VII.     DEFAULT AND TERMINATION

         7.1 Default and Automatic Termination. Licensee shall be deemed to be in default under this Agreement, and the Term of this Agreement and all rights granted hereunder shall terminate automatically, without notice to Licensee and without affording Licensee any opportunity to cure the default, effective immediately upon the occurrence of any of the following events:

                  (a) Licensee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidation, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (b) An involuntary case or other proceeding shall be commenced against Licensee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidation, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Licensee under the federal bankruptcy laws as now or hereafter in effect.

         7.2 Default and Optional Termination. After the occurrence of a Termination Event and upon the occurrence of any of the events described in subsection (a)-(c) below, Licensor, at its option, may terminate the Term of this Agreement and all rights granted hereunder effective immediately upon Licensor's notice of termination to Licensee (and without affording Licensee any opportunity to cure the default); and

                  (a) If Licensee makes or attempts to make a transfer or assignment in violation of Section 6.2 hereof or grants or attempts to grant a sublicense without Licensor's prior written consent;

                  (b) If Licensee fails to comply with the covenants and agreements set forth in Section IV;

                  (c) If Licensee makes any unauthorized use of the Marks;

         7.3 Defaults Capable of Cure. After the occurrence of a Termination Event and upon the occurrence of any material breach of any provision of this Agreement, not otherwise set forth in sections 7.1 or 7.2, Licensor, at its option, may terminate this Agreement and all rights granted hereunder, effective 30 days from the date the Licensor delivers to Licensee a written notice of termination describing such material breach. Notwithstanding the preceding sentence, this Agreement shall not terminate so long as Licensee cures such material breach within 30 days from the date the notice of termination was delivered; provided, however, if the breach or default is not capable of being cured, then the termination of this Agreement shall be effective upon the delivery of the notice of default.

VIII.    OBLIGATIONS UPON TERMINATION OR EXPIRATION

         8.1 Obligations. Upon termination or expiration of the Term of this Agreement, all rights granted herein to Licensee shall forthwith terminate, and

                  (a) Licensee shall not thereafter, directly or indirectly, represent to the public that it is, or hold itself out as, a present or former licensee of Licensor;

                  (b) Licensee shall immediately deliver to Licensor or destroy all Confidential Information in its possession, in accordance with section 5.2(c) hereof;

                  (c) Licensee shall, at Licensor's option and request, transfer and assign to Licensor all of Licensee's rights and prospective obligations in all sublicense agreements executed by Licensee hereunder and shall execute all documents reasonably required by Licensor in connection with such transfer;

                  (d) Licensee shall immediately and permanently cease to use the Marks, and all other distinctive forms, slogans, signs, symbols, and devices associated with the Licensed Stores and the Branded Products. Without limiting the generality of the foregoing, the Licensee shall remove the Marks from all of the Licensed Stores' signage (within 45 days from such termination) and promptly (within 5 days from such termination) cease any sale of the Branded Products. Licensee shall take such action as may be necessary to cancel any business name registration of Licensee which contains the mark "FARM STORES" or any other Mark of Licensor or its affiliates, and Licensee shall furnish Licensor with evidence satisfactory to Licensor of compliance with this obligation within fourteen
                  (14) days after termination or expiration of this Agreement;

                  (e) Licensee shall immediately deliver to Licensor all manuals provided to it by Licensor, all of which are acknowledged to be the property of Licensor;

                  (f) Licensee shall comply with the covenants and agreements set forth in Section V of this Agreement.

         8.2 Survival. The following provisions of this Agreement shall survive its termination or expiration for any reason whatsoever: Article V "Confidential Information"; Article VIII "Obligations upon Termination or Expiration"; Section
9.1 "Taxes"; Section 10.3 "Indemnity"; Article XI "Notices"; and Article XIII "Governing Law." Termination or expiration of this Agreement shall in no way affect the survival of any right, duty, or obligation of the parties which is intended, expressly or impliedly, under the provisions of this Agreement, to survive its termination or expiration.

IX.      TAXES AND PERMITS

         9.1 Taxes. Licensee shall pay all taxes or other levies payable as a result of this Agreement, or any of the documents contemplated by this Agreement, and Licensor shall have no liability for any sales, use, service, occupation, excise, gross receipts, value-added, income, property or other taxes, whether levied upon the Licensed Stores, Licensee's property, or Licensor, in connection with the rights granted hereunder. Provided, however, that Licensee shall not be liable for Licensor's income taxes on any royalties payable hereunder, or for Licensor's own use of the Marks. Licensee agrees to indemnify Licensor for any assessments or taxes that might be made against Licensor under the terms of this Agreement.

         9.2 Compliance with Laws. Licensee shall comply with all applicable laws and regulations, and shall timely obtain, and shall maintain in full force and effect at all times during the term of this Agreement, at its sole cost and expense, any and all approvals, permits, certificates, and licenses necessary for the full and proper performance of this Agreement.

         9.3 Notification Requirement. Licensee shall notify Licensor in writing within five (5) business days of learning of the commencement of any action, suit, or proceeding, and of the issuance of any order, writ, injunction, award, or decree of any court, agency or other governmental authority, which arises out of or in connection with the Licensee's use of the Marks, and may adversely affect the Marks or the use thereof, or the operations or financial condition of Licensee.

X.       INDEPENDENT CONTRACTOR; INDEMNIFICATION

         10.1 Parties Independent. This Agreement does not create a fiduciary relationship between the parties hereto. Licensee is an independent contractor, and nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever. Licensee shall hold itself out to the public as an independent contractor holding the rights to license the Marks from their owner.

         10.2 No Agency Relationship. Nothing in this Agreement authorizes Licensee to make any contract, agreement, warranty, or representation on Licensor's behalf, or to incur any debt or any other obligation in Licensor's name, and Licensor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action or by reason of any act or omission of Licensee, or any claim or judgment arising therefrom.

         10.3 Indemnity. If Licensor shall be subject to any claim, demand or penalty or become a party to any suit or other judicial or administrative proceeding by reason of any claimed act or omission of Licensee, its officers, directors, representatives, employees or agents, or by reason of any act occurring at or in respect of a Licensed Store, provided Licensor provides Licensee with prompt written notice after Licensor becomes aware of a claim, Licensee shall defend, indemnify and hold Licensor harmless from and against all judgments, settlements, penalties, losses, liabilities, claims, suits, damages, costs and expenses (including attorneys' fees and costs) incurred by or imposed on Licensor in connection therewith. Notwithstanding the foregoing, this indemnity shall not apply to infringement actions against Licensor brought solely in connection with the Licensee's use of the Marks as permitted hereby in the State of Florida.

XI.      NOTICES

         All notices  required  hereunder shall be in writing and shall be given
(a) by personal service, (b) by certified or registered mail, with postage prepaid, return receipt requested, (c) by international commercial courier, express delivery, with delivery acknowledgment required, or (d) by cable, telex, or telecopy (each of which must be evidenced by a machine generated receipt), if immediately confirmed in writing by one of the aforedescribed means. All notices shall be addressed to the recipient at the address set forth in the first paragraph of this Agreement, or such other address as such party may from time to time designate in a notice given in the aforesaid manner. Notices shall be deemed effective when received or when delivery thereof is refused.

XII.     MISCELLANEOUS

         12.1 Entire Agreement. This Agreement, and the exhibits and schedules hereto, constitute the entire, full, and complete agreement between Licensor and Licensee with respect to the subject matter hereof and supersede any and all prior agreements with respect thereto. This Agreement incorporates by reference the recitals, and all exhibits and schedules hereto.

         12.2 Gender and Number. All references in this Agreement to the singular shall include the plural where applicable, and all references to the masculine, feminine or neuter shall be deemed interchangeably to refer to all genders and vice-versa.

         12.3 Severability. Every part of this Agreement shall be considered severable. If any part of this Agreement for any reason shall be declared invalid, such invalidity shall not affect the validity of any remaining portion, which shall remain in full force and effect. In the event that any material provision of this Agreement shall be stricken or declared invalid the parties shall use their best efforts to negotiate a mutually satisfactory amendment to this Agreement. If any covenant herein which restricts a competitive act is deemed unenforceable by virtue of its scope in terms of geographical area, type of business activity prohibited and/or length of time, but could be enforceable by reducing any part or all thereof, Licensor and Licensee agree that the same shall be deemed amended to conform with applicable law and shall be enforced to the fullest extent permissible under applicable laws and public policies.

         12.4 Conflict with Law. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination hereof than is required hereunder, or the taking of some other action not required hereunder, the prior notice and/or other action required by such law or rule shall be substituted for the comparable provisions hereof.

         12.5 No Third Party Beneficiaries. This Agreement is entered into solely for the benefit of the parties hereto, and no third party is an intended beneficiary hereof. No third party is entitled to rely upon this Agreement or have any rights hereunder.

         12.6 Headings. The headings of the sections and subsections of this Agreement are for convenience only and do not limit or affect the construction of the contents of such sections or subsections.

         12.7 Counterparts. This Agreement may be executed in multiple copies, each of which shall be deemed an original. Time is of the essence in this Agreement.

         12.8 Amendment. No interpretation, change, termination or waiver of any of the provisions hereof shall be binding upon either party unless in writing and duly executed by both parties. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party hereto to enforce any claim hereunder, whether or not liquidated, which occurred prior to the date of such modification, waiver, termination, rescission, discharge or cancellation.

XIII.    GOVERNING LAW; ENFORCEMENT OF REMEDIES

         13.1 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, applicable to contracts made and wholly enforceable in such State.

         13.2 Specific Performance. Notwithstanding anything to the contrary contained in this Agreement, if, due to a breach or threatened breach or default or threatened default (including without limitation, under the confidentiality provisions hereof), a party is suffering or is threatened with suffering irreparable harm for which monetary damages are inadequate, such party shall be entitled to such injunctive relief, specific performance, restraining orders, or other equitable relief, in addition to all other legal and equitable remedies available to such party. For purposes hereof, the parties hereby irrevocably submit in any such suit, action or proceeding to the jurisdiction of the United States District Court for the Southern District of Florida and waive any and all objections that such jurisdiction, situs and/or venue is inconvenient or otherwise improper. Each party further agrees that process may be served upon such party in any manner authorized under the laws of Florida, and waives any objections that such party may otherwise have to such process.

         13.3 Attorneys' Fees. If either Licensor or Licensee institutes legal action against the other to secure or protect its rights under or to enforce the terms of this Agreement, in addition to any judgment entered in its favor whether as plaintiff or defendant, any and all costs incurred by the prevailing party, including, without limitation reasonable attorneys' fees, shall be paid by the non-prevailing party. All references to attorneys' fees (or similar phrases) herein shall include attorneys' and paralegals' fees and expenses in all administrative, regulatory, investigation, bankruptcy or appellate proceedings.

         13.4 Rights Cumulative. The rights of the Licensor and Licensee hereunder are cumulative and no exercise or enforcement by either the Licensor or the Licensee of any right or remedy hereunder shall preclude the exercise or enforcement by the Licensor or the Licensee of any other right or remedy hereunder which the Licensor or the Licenses is entitled to enforce by law.

         13.5 Waivers. No delay, waiver, omission, or forbearance on the part of the Licensor or the Licensee to exercise any right, option, duty or power arising out of any breach or default by the Licensor or the Licensee under any of the terms or provisions of this Agreement shall constitute a waiver by the Licensor or the Licensee of any ability to enforce any such right, option, duty or power as against the Licensor or the Licensee, or as to any subsequent breach or default by the Licensor or the Licensee.

XIV.     REPRESENTATIONS

         14.1 Mutual Representations. Licensor and Licensee represent and warrant to the other as follows:

                  (a) The execution,  delivery and performance of this Agreement
                  (a) has been duly authorized by all necessary or appropriate acts or proceedings; (b) does not violate or conflict with any provision of its organizational documents or corporate authority; and (c) does not violate or result in a breach or default (with the giving of notice, the passage of time, or otherwise) under any contract, understanding, judgment, order, writ, law or regulation that is applicable to the representing party or its assets;

                  (b) This Agreement is the valid, legal and binding obligation and agreement of the representing party, and is enforceable against it in accordance with its terms; and

                  (c) The  representing  party  is duly  organized  and  validly
                  existing,   in  good  standing  in  the  jurisdiction  of  its
                  organization.

         14.2     Licensee Acknowledgments.  Licensee acknowledges that:

                  (a) Licensor does not represent or warrant that the use of the Marks pursuant to this Agreement will achieve any specific results; and that Licensor is not responsible or liable to Licensee for any failure of Licensee to exploit the license in accordance with Licensee's own expectations;

                  (b) Except as provided for herein, no future licenses or offers of licenses have been promised to Licensee and any other license agreement shall only be in a writing executed by Licensor and Licensee; and

                  (c) Except as provided for herein, nothing in this Agreement shall prohibit or restrain Licensor or its affiliates from selling any goods under the Marks, providing any services under the Marks, licensing any other party to use the Marks, or accepting and retaining all compensation therefor.




                                [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement the date first written above.




                                    LICENSEE:



                                    By: ___________________________

                                    Its:___________________________




                                    LICENSOR:



                                    By: ___________________________

                                    Its:___________________________

                         EXHIBIT A TO LICENCE AGREEMENT

                                Branded Products


Homogenized Milk (quart,  pint (plastic),  half gallon,  gallon)
Skim Milk (half gallon,  gallon)
Light Taste (half  gallon,  gallon)
Buttermilk  (half gallon)
Chocolate  Milk (half  gallon)
Half & Half (pint)
Orange Juice  (gallon)
Orange Drink (half gallon,  gallon)
Fruit Punch (half gallon, gallon)
Lemon Drink (half gallon)
Grape Drink  (half  gallon)
Ice Tea (half  gallon)
Sour Cream
Cottage Cheese
Jumbo Eggs
Egg Nog (half gallon)

Ice Cream - Half  Gallon
Vanilla
Chocolate
Cherry  Vanilla
Chocolate  Almond
Chocolate Chip
Cookie Dough
Cookies 'N Cream
Dark Horse
Heavenly Hash
Neopolitan
Pistachio
Rocky Road
Butter Pecan
Light Vanilla
Light Chocolate
Light Chocolate Chip
Light Butter Pecan

                           EXHIBIT B TO LICENCE AGREEMENT

                                 Licensed Marks


Farm Stores
Farm Store Foods